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                                                                       EXHIBIT j

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
American Fidelity Assurance Company:

We consent to the use of our reports included herein, the reference to our firm under the heading "Financial Highlights" in the Prospectus, and the reference to our firm under the heading "Custodian, Independent Accountants and Counsel" in the Statement of Additional Information.


                                                                 /s/ KPMG LLP


Oklahoma City, Oklahoma
April 21, 2000